Exhibit 10.1

Execution Copy

TRUST AGREEMENT

dated as of June 30, 2004

between

CRIIMI MAE CLASS D DEPOSITOR LLC

(Depositor)

and

LASALLE BANK NATIONAL  ASSOCIATION

(Trustee)

CRIIMI MAE Class D Trust

TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND INTERPRETATION

SECTION 1.01 Definitions
SECTION 1.02 Interpretation.

ARTICLE II THE TRUST

SECTION	2.01 Declaration of Trust.
SECTION	2.02 Name.
SECTION	2.03 Purposes, Authority and Powers.
SECTION	2.04 Term and Termination; Unclaimed Moneys.

ARTICLE III THE UNDERLYING ASSETS

SECTION	3.01 Transfer of Underlying Assets.
SECTION	3.02 No Liability of the Depositor or the Trustee on Underlying Assets.
SECTION	3.03 Notice of Underlying Default.
SECTION	3.04 Enforcement of Rights, Votes, Consent and Waivers with Respect to Underlying Assets.

ARTICLE IV THE CERTIFICATES

SECTION	4.01 Authorization of Certificates.
SECTION	4.02 Issuance of the Certificates; Initial Principal Balances; Certificates Represent Beneficial Interest in Underlying Assets.
SECTION	4.03 Form, Denomination and Delivery of Certificates.
SECTION	4.04 Certificates Identical.
SECTION	4.05 Certificateholder as Owner.
SECTION	4.06 Certificateholders Bound by Agreement.
SECTION	4.07 Registrar and Register.
SECTION	4.08 Restrictions and Procedures Relating to Certificate Transfers.
SECTION	4.09 Lost Certificates, Etc.
SECTION	4.10 Conditions to Deliveries, Transfers and Exchanges.
SECTION	4.11 List of Certificateholders.
SECTION	4.12 Standard of Conduct.
SECTION	4.13 Provision of Copies of this Agreement to Certificateholders.
SECTION	4.14 Optional Repurchase By Depositor.

ARTICLE V DISTRIBUTIONS

SECTION	5.01 Distributions.
SECTION	5.02 Method of Payment.
SECTION	5.03 Withholdings and other Taxes and Governmental Charges.
SECTION	5.04 Subordination.

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ARTICLE VI DOCUMENT DISTRIBUTION AND REPORTING

SECTION 6.01 Document Distributions.
SECTION 6.02 Rule 144A Reporting.

ARTICLE VII CERTAIN TAX MATTERS

SECTION 7.01 Intended Tax Treatment.
SECTION 7.02 Grantor Trust Administration.

ARTICLE VIII ACCOUNTS

SECTION	8.01 Custodial Account.
SECTION	8.02 Collection Account.
SECTION	8.03 Accounts and Assets To Be Held in Trust, Etc.

ARTICLE IX THE TRUSTEE

SECTION	9.01 Use of Agents; Appointment of Additional Trustees.
SECTION	9.02 Limited Authority of the Trustee.
SECTION	9.03 Waiver of Claims.
SECTION	9.04 Prevention or Delay in Performance by the Trustee.
SECTION	9.05 Ownership of and Transactions in Underlying Assets and Certificates.
SECTION	9.06 Exculpation of the Trustee and Related Matters.
SECTION	9.07 Fidelity Bond.
SECTION	9.08 Resignation and Removal of the Trustee; Appointment of Successor Trustee.
SECTION	9.09 Fees and Expenses of the Trustee.
SECTION	9.10 Indemnification of the Trustee.
SECTION	9.11 Limitation of Liability.

ARTICLE X THE DEPOSITOR

SECTION	10.01 Prevention or Delay in Performance by the Depositor.
SECTION	10.02 Ownership of and Transactions in Underlying Assets and Certificates.
SECTION	10.03 Exculpation of the Depositor.

ARTICLE XI MISCELLANEOUS

SECTION	11.01 Amendment.
SECTION	11.02 Counterparts.
SECTION	11.03 Exclusive Benefit of Parties.
SECTION	11.04 Invalidity of Provisions.
SECTION	11.05 Notices and Other Communications.
SECTION	11.06 GOVERNING LAW.
SECTION	11.07 Headings.
SECTION	11.08 No Petition Covenant.

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Appendix A	Definitions

EXHIBITS
Exhibit A	Form of Certificate
Exhibit B	Form of Transferring Certificateholder’s Certificate
Exhibit C	Form of Transferee’s Certificate
Exhibit D	Form of Initial Certificateholder’s Representation Letter
Exhibit E	Form of Certification of CRIIMI MAE Inc.

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TRUST AGREEMENT (this “Agreement”) dated as of June, 30, 2004 between CRIIMI MAE CLASS D DEPOSITOR LLC, a Delaware limited liability company, and LaSalle Bank National Association, a national banking association, as Trustee.

For good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION   1.01  Definitions.  Capitalized terms used herein shall have the meanings ascribed to them in Appendix A Attached hereto.

SECTION   1.02  Interpretation.

Except as otherwise specified herein or as the context may otherwise require, as used herein:  (i) the definitions of terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms; (ii) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; (iii) the word “including” and correlative phrases shall be deemed to be followed by the phrase “without limitation” unless actually followed by such phrase or a phrase of like import; (iv) a reference to an agreement or other document is to such agreement or other document as amended or otherwise modified from time to time; and (v) a reference to a statute, regulation or other governmental rule is a reference to it as amended or replaced from time to time (and references to provisions thereof are references to corresponding provisions of any such replacement).

ARTICLE II
THE TRUST

SECTION   2.01  Declaration of Trust.

The Trust is hereby formed as a New York common law trust.  The Trustee is hereby appointed to hold and agrees to hold the Underlying Assets upon the trusts set forth herein and for the use and benefit of the Certificateholders.

SECTION   2.02  Name.

The name of the Trust shall be “CRIIMI MAE Class D Trust”, in which name the Trustee, on behalf of the Trust, may do the following: (i) engage in the transactions contemplated hereby; (ii) make and execute contracts and other instruments; (iii) acquire the Underlying Assets; (iv) sue and be sued; and (v), subject to Section 2.03, enter into such other transactions and take such other actions as are necessary or desirable to carry out the provisions hereof.

SECTION   2.03  Purposes, Authority and Powers.

The purposes for which the Trust is created and established are (i) to acquire and hold the Underlying Assets and (ii) to issue the Certificates.  In addition to all authority, express or implied, otherwise granted to the Trustee hereunder and under applicable law, the Trustee shall have the authority on behalf of the Trust to enter into all transactions and agreements described in the immediately preceding sentence and to perform all acts in furtherance thereof, including, without limitation, the execution and delivery of the Certificates and the exercise and enforcement of all rights and remedies under the Underlying Assets; provided, however, that the Trust shall not have power to perform any act or engage in any business whatsoever except for the foregoing and any activity reasonably incidental thereto or appropriate therefor.  The investments to be made by the Trust are in the Underlying Assets and, as provided herein, Eligible Investments.  After the Closing Date, the Trust shall not issue additional Certificates (other than upon transfer of existing Certificates) or purchase or otherwise acquire any additional securities or other assets (other than Eligible Investments) and shall not dispose of Underlying Assets, in each case except as provided herein.  The Trust shall not incur any indebtedness.

SECTION   2.04  Term and Termination; Unclaimed Moneys.

(a)           This Agreement shall remain in effect until the date upon which all the Underlying Assets of the Trust have been retired and the payments on such Underlying Assets have been distributed to Certificateholders in accordance with this Agreement; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Prescott Sheldon Bush, the late United States Senator, living on the date hereof.

(b)           If any moneys payable in respect of any Certificates are not claimed by the Certificateholder entitled thereto, the Trustee shall segregate and hold such moneys in trust, without liability for interest thereon, for the account of the Certificateholder entitled thereto.  All such moneys that remain unclaimed on the date that is two years after the date on which such moneys were originally due shall be disbursed to the Depositor and such Certificateholder shall thereafter look only to the Depositor for payment.

(c)           Upon the dissolution of the Trust, the Trustee shall proceed as promptly as practicable to wind up the affairs of the Trust and distribute any remaining assets thereof in an orderly and businesslike manner.  As part of the winding up of the affairs of the Trust, the following steps shall be taken in the following order:

(i)            If on the Underlying Final Payment Date any assets remain in the Trust, the Trustee shall take, or cause to be taken, appropriate action to sell or distribute all such assets on the instructions of the Certificateholders holding a majority of the aggregate outstanding principal balance of both Classes.  The proceeds of any such sale shall be distributed as promptly as practicable thereafter pursuant to Section 5.01.  Any such distribution shall be made in accordance with such instructions.

(ii)           The Depositor shall pay all liabilities of the Trust.

(d)           No Certificateholder shall be entitled to revoke the Trust.

ARTICLE III
THE UNDERLYING ASSETS

SECTION   3.01  Transfer of Underlying Assets.

(a)           Simultaneously with the execution and delivery of this Agreement, the Depositor, in exchange for all the Certificates, is hereby transferring to the Trust, and depositing into the Trust, forever, all right, title and interest of the Depositor in and to the Underlying Assets, to have and to hold all of the same, together with all revenues, issues, profits and proceeds thereof and therefrom and appurtenances thereto to the Trust, in each case for the common and equal use, benefit and security of all Persons who shall from time to time be Certificateholders and without preference of any of the Certificates over any of the others by reason of priority in the time of issue, sale or negotiation thereof except as provided herein. The parties hereto agree and intend that the Underlying Assets Transfer shall be a transfer and not a loan or a pledge to secure a loan.

(b)           The Depositor shall, in connection with the Underlying Assets Transfer, be deemed to have represented to the Trustee that (i) the Depositor or its nominee was the sole owner of the Underlying Assets, and (ii) the Underlying Assets Transfer results in the transfer, sale, conveyance and assignment to the Trust, and the deposit into the Trust, of all right, title and interest of the Depositor in and to the Underlying Assets free and clear of any lien, security interest, pledge, claim or other encumbrance created by or through the Depositor.  EXCEPT AS STATED IN THE PRECEDING SENTENCE, THE UNDERLYING ASSETS TRANSFER IS MADE WITHOUT RECOURSE OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, ALL OF WHICH ARE HEREBY WAIVED BY THE TRUSTEE AND EACH CERTIFICATEHOLDER.

(c)           To further protect the Trustee’s interest in the Underlying Assets, the Depositor hereby grants to the Trustee a security interest in all of the Depositor’s right, title and interest in, to and under the Underlying Assets to secure all of the Depositor’s obligations under this Agreement.

SECTION   3.02  No Liability of the Depositor or the Trustee on Underlying Assets.

The obligor with respect to the Underlying Assets is the Underlying Issuer.  The Depositor (without limiting the generality of Section 3.01(b)) and the Trustee shall have no obligation on or with respect to the payment of any amount payable with respect to any Underlying Asset, except for the obligation of the Trustee to make distributions from Available Funds as provided herein.

SECTION   3.03  Notice of Underlying Default.

If a Responsible Officer of the Trustee has actual knowledge or receives written notice of the happening of an Underlying Default, the Trustee shall promptly give notice thereof to the Depositor, and each Certificateholder.  Such notice shall set forth (i) to the extent that a Responsible Officer of the Trustee has such knowledge or notice, the date and nature of such Underlying Default and (ii) any other information that the Trustee may deem appropriate.

SECTION   3.04  Enforcement of Rights, Votes, Consent and Waivers with Respect to Underlying Assets.

(a)           The Trustee shall seek written instructions from the Relevant Instructing Certificateholders (as defined below) in connection with any (i) enforcement of rights of the Trustee as holder of the Underlying Assets, whether in connection with an Underlying Default or otherwise, and (ii) any direction, vote, consent, waiver or other similar authorization required or permitted in respect of the Underlying Assets, whether in connection with an Underlying Default or otherwise (any such enforcement, direction, vote, consent, waiver or other similar authorization, an “Underlying Holder Action”).  The Trustee shall take such Underlying Holder Action solely as directed by the Relevant Instructing Certificateholders, and, in the absence of such written direction, the Trustee shall not take such Underlying Holder Action (and each Certificateholder acknowledges and agrees that the Trustee shall have no responsibility for the consequences of the absence of such Underlying Holder Action in relation to the rights of the Trust as owner of the Underlying Assets).  As used in this Section 3.04, the following terms shall have the following meanings:

“Relevant Instructing Certificateholders” means (i) with respect to any Underlying Holder Action in respect of the Underlying Collateral, the Certificateholders holding a majority of the aggregate outstanding Principal Balance of the Controlling Class, (ii) with respect to any other Underlying Holder Action relating to the Class D-1 Bonds, the Certificateholders holding a majority of the aggregate outstanding Principal Balance of the Class A Certificates, (iii) with respect to any other Underlying Holder Action relating to the Class A Percentage of the Class D-2 Bonds, the Certificateholders holding a majority of the aggregate outstanding Principal Balance of the Class A Certificates and (iv) with respect to any other Underlying Holder Action relating to the Class B Percentage of the Class D-2 Bonds, the Certificateholders holding a majority of the aggregate outstanding Principal Balance of the Class B Certificates; provided, however, that, in any case in which any Underlying Holder Action shall be subject to a Unanimity Requirement (as defined below), “Relevant Instructing Certificateholders” means all the Certificateholders of both Classes.

“Class A Percentage” means, on any date, a fraction (expressed as a percentage), (a) the numerator of which is equal to the lesser of (i) $100,500,000 and (ii) the aggregate outstanding Principal Balance of the Class A Certificates as of such date, and (b) the denominator of which is equal to the outstanding principal balance of the Class D-2 Bonds as of such date.

“Class B Percentage” means, on any date, 100% minus the Class A Percentage.

“Controlling Class” means the Class B Certificates, unless the Net Aggregate Principal Balance of the Class B Certificates is less than 25% of the initial Principal Balance of the Class B Certificates, in which case the “Controlling Class” shall be the Class with the largest Net Aggregate Principal Balance then outstanding.

“Net Aggregate Principal Balance” means, as of any date of determination:

(a)           in the case of the Class A Certificates, an amount equal to the lesser of (i) the aggregate outstanding Principal Balance of the Class A Certificates as of such date and (ii) the sum of the “Net Aggregate Principal Amounts” (as defined in the Underlying Indenture) of the Class D-1 Bonds and the Class D-2 Bonds; and

(b)           in the case of the Class B Certificates, an amount equal to the lesser of (i) the aggregate outstanding Principal Balance of the Class B Certificates as of such date and (ii) the sum of the “Net Aggregate Principal Amounts” (as defined in the Underlying Indenture) of the Class D-1 Bonds and the Class D-2 Bonds, reduced (to not less than zero) by the aggregate outstanding Principal Balance of the Class A Certificates as of such date.

“Unanimity Requirement” means a requirement under the Underlying Indenture to the effect that an Underlying Holder Action be directed, consented to, waived, voted on or otherwise similarly authorized by (i) all the holders of the Underlying Assets or (ii) each such holder affected thereby.

(b)           In connection with enforcement of rights of the Trustee as holder of the Underlying Assets in connection with an Underlying Default, such written direction by the Relevant Instructing Certificateholders may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee as holder of the Underlying Assets.

(c)           Notwithstanding the foregoing, the Trustee shall be under no obligation to exercise or enforce any of its rights with respect to the Underlying Assets (i) unless the Relevant Instructing Certificateholders have offered to the Trustee security or indemnity satisfactory to it against loss, liability or expense incurred in compliance with such direction or (ii) if such direction is in conflict with any law or would involve the Trustee in any personal liability for which the Trustee is not satisfied that the foregoing security or indemnity is adequate.

ARTICLE IV
THE CERTIFICATES

SECTION   4.01  Authorization of Certificates.

The authorized amount of Certificates that may be issued by the Trust shall be limited to the initial aggregate Face Amount thereof issued on the Closing Date as provided in Section 4.02, together with Certificates issued pursuant to Sections 4.08, 4.09 and 4.14.

SECTION   4.02  Issuance of the Certificates; Initial Principal Balances; Certificates Represent Beneficial Interest in Underlying Assets.

(a)           On the Closing Date, the Certificates shall be issued in two Classes, consisting of $260,000,000 aggregate Face Amount of Class A Certificates and $59,001,000 aggregate Face Amount of Class B Certificates.  The Principal Balance of each Certificate on the Closing Date shall equal the Face Amount thereof.

(b)           On the Closing Date, the Trustee shall, in connection with the Transfer, (i) issue all the Certificates to the Depositor; and (ii) register all the Certificates in such name.

(c)           Each Certificate shall evidence the related Certificateholder’s beneficial interest in the Underlying Assets, upon the terms and subject to the conditions hereof.

(d)           In connection with the initial issuance of the Certificates on the Closing Date, (i) the Depositor, as the initial Certificateholder, shall provide a representation letter substantially in the form of Exhibit D, and (ii) the Depositor shall, if the Trustee so requests, provide to the Trustee a certificate setting forth incumbency information relating to the officers of the Depositor.

SECTION   4.03  Form, Denomination and Delivery of Certificates.

(a)           The Certificates shall be issued substantially in the form of Exhibit A, in each case with appropriate completions (including by the selection of “A” or “B” in the provisions thereof relating to Class designation), insertions, modifications and omissions to comply with any applicable law or regulation or any applicable rules or procedures of any applicable depositary.

(b)           All Certificates shall be in registered form only.

(c)           Each Certificate shall bear legends substantially as set forth in Exhibit A, in each case with appropriate insertions, modifications and omissions to comply with any applicable law or regulation or any applicable rules or procedures of any applicable depositary.

(d)           Each Certificate shall be issued and maintained in a Face Amount of $250,000 or an integral multiple of $1 in excess thereof, notwithstanding any reduction in the Principal Balance thereof.

(e)           Certificates shall be typewritten or otherwise produced in written form in accordance with custom.

(f)            Each Certificate shall be executed on behalf of the Trust by the Trustee by the manual or facsimile signature of one of its duly authorized officers. The Trustee shall duly authenticate by manual signature and deliver all Certificates issued on the Closing Date or issued pursuant to Section 4.08, 4.09 or 4.14.  No Certificate of a Class shall be entitled to any benefits under this Agreement  or be valid or obligatory for any purpose unless such Certificate shall have been authenticated by a duly authorized officer of the Trustee.  If an officer of the Trustee whose signature is on a Certificate ceases to hold office with the Trustee while the Certificate is still outstanding, the Certificate shall nonetheless remain valid for all purposes described herein.

SECTION   4.04  Certificates Identical.

Except for Class designation, Face Amount and Principal Balance, all Certificates shall be substantially identical and shall be in all respects equally and ratably entitled to the benefits of this Agreement without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with, and subject to, the terms and provisions of this Agreement.

SECTION   4.05  Certificateholder as Owner.

The Certificateholder of a Certificate shall be treated as the owner of such Certificate for all purposes (including for purposes of making payments with respect to such Certificate and effecting the transfer, exchange or surrender of such Certificate), and neither the Trustee nor the Depositor shall be affected by any notice to the contrary.

SECTION   4.06  Certificateholders Bound by Agreement.

By accepting a Certificate, a Certificateholder thereof shall have and shall be deemed to have acknowledged and agreed that such Certificateholder is familiar with all the terms of this Agreement and is bound by all the terms of this Agreement applicable to such Certificateholder.

SECTION   4.07  Registrar and Register.

(a)           The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Registrar (located as of the Closing Date at the Designated Office) for the purpose of registering Certificates and transfers and exchanges of Certificates as provided herein.  The Trustee may appoint, by a written instrument delivered to the Depositor and each Certificateholder, any other bank or trust company to act as Registrar under such conditions as the Trustee may prescribe; provided, however, that the Trustee shall not be relieved of any of its duties or responsibilities hereunder as Registrar by reason of such appointment.  If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor’s duties as Registrar.

(b)           At all times during the term of this Agreement, there shall be maintained at the office of the Registrar (located as of the Closing Date at the Designated Office) the Register, in which, subject to such reasonable regulations as the Registrar may prescribe, the Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided herein.

(c)           The Depositor, the Trustee (if it is no longer the Registrar) and each Certificateholder shall have the right to inspect the Register or to obtain a copy thereof at all reasonable times and to rely conclusively upon a certificate of the Registrar as to the information set forth in the Register.

SECTION   4.08  Restrictions and Procedures Relating to Certificate Transfers.

(a)           A Certificate Transfer shall not be made unless each of the following conditions is satisfied:

(i)            the Certificate Transfer relates to Certificates in the Proper Transfer Amount;

(ii)           (A) the transferee is a Qualified Institutional Buyer or (B) the transferee is a Permitted Institutional Investor and the Certificate Transfer is otherwise exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of any applicable state securities laws (it being understood that the Trust and the Depositor have no obligation or intention to effect any registration or qualification of the Certificates under any federal or state securities laws);

(iii)          the transferee is not a Plan or  a Person who is directly or indirectly acquiring a Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee of such Certificate or interest therein provides the Registrar and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Trustee and the Depositor that such Certificate Transfer and holding of such Certificate or interest therein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trust, the Depositor, the Underlying Issuer, the Underlying Owner Trustee, the Manager (as defined in the Underlying Indenture), the Company (as defined in the Underlying Indenture), the Bond Registrar (as defined in the Underlying Indenture) or the Underlying Indenture Trustee to any obligation in addition to those undertaken in the Underlying Indenture or this Agreement, as applicable; and

(iv)          in the case of a transfer of a Class B Certificate, the Trustee has received an Opinion of Counsel to the effect that such Certificate Transfer: (1) will not adversely effect the characterization for federal income tax purposes of the Debt Instruments as indebtedness, or the portion of the Trust consisting of the Debt Instruments as a “grantor trust” within the meaning of section 671 through 679 of the Internal Revenue Code of 1986, and of the Class A Certificates as representing the beneficial ownership of the Debt Instruments, and (2) will not cause the Underlying Issuer or the Trust to be subject to an entity level tax to which REITs and QRSs are not otherwise subject; provided that no such Opinion of Counsel shall be required to the extent the Trustee receives a certification from the transferor in the form of Exhibit E that such transfer is in connection with (x) any pledge by CRIIMI MAE Inc. or any subsidiary thereof to secure indebtedness of CRIIMI MAE Inc. or such subsidiary or any repurchase transaction treated as indebtedness of CRIIMI MAE Inc. or such subsidiary for federal income tax purposes or (y) any sale of the Class B Certificates by the related lender under the related pledge or repurchase transaction described in clause (x) upon a default under any such indebtedness.

(b)           The Registrar shall refuse to register any Certificate Transfer unless it receives (and, upon receipt, may conclusively rely upon):

(i)            a certificate from the Certificateholder desiring to effect such Certificate Transfer substantially in the form of Exhibit B; and

(ii)           a certificate from such Certificateholder’s prospective transferee substantially in the form of Exhibit C;

provided, however, that certifications may, with the consent of the Depositor and the Registrar, be omitted from a certificate described in the preceding clause (i) or (ii) to the extent that one or more Opinions of Counsel shall be delivered in lieu of such certifications.

(c)           None of the Trust, the Trustee and the Depositor is obligated to register or qualify, as applicable, any Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit any Certificate Transfer without registration or qualification.  Any Certificateholder desiring to effect a Certificate Transfer hereby indemnifies the Trust, the Trustee and the Depositor from and against any loss, claim, damage, liability and expense (including attorneys’ fees and disbursements) that may result if such transfer, sale, pledge or other disposition is effected other than in compliance with all applicable laws and this Agreement.

(d)           If the transferee in a Certificate Transfer is a fiduciary or agent for one or more accounts, such transferee shall be required to deliver to the Registrar a certification to the effect that, and such other evidence as may be reasonably required by the Trustee to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make any certifications, representations, warranties and other agreements or undertakings with respect to each such account as set forth in this Section 4.08.  The Registrar and the Trustee shall have no obligation to act with respect to the preceding sentence unless and except to the extent it has actual knowledge that a proposed transferee is acting in such an agency or fiduciary capacity.

(e)           Subject to the preceding provisions of this Section 4.08, upon surrender for registration of transfer of any Certificate at the offices of the Registrar, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class having an aggregate Face Amount equal the Face Amount of the Certificate surrendered.

(f)            Any Certificateholder shall have the right to exchange any Certificate held by it for other Certificates of authorized denominations of the same Class in each case having an aggregate Face Amount equal the Face Amount of the Certificate exchanged, in which case the Trustee shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.

(g)           Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Registrar duly executed by, the Certificateholder thereof or his attorney duly authorized in writing.

(h)           No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(i)            All Certificates surrendered for transfer and exchange shall be physically canceled by the Trustee, and the Trustee shall dispose of such canceled Certificates in accordance with its standard procedures.

(j)            The provisions of this Section 4.08 shall not apply to any repurchase of Class A Certificates by the Depositor pursuant to Section 4.14.

SECTION   4.09  Lost Certificates, Etc.

If any Certificate shall be lost, stolen, mutilated or destroyed, the Trustee shall execute and deliver a Certificate of like form and tenor in exchange and substitution for such mutilated Certificate, or in lieu of and in substitution for such destroyed, lost or stolen Certificate, upon the provision by the Certificateholder thereof to the Trustee of evidence satisfactory to the Trustee of such destruction or loss or theft of such Certificate, of the authenticity thereof and of such Certificateholder’s entitlement thereto.  The Trustee may, as a condition to recognizing the Person claiming to be the Certificateholder of a destroyed, lost or stolen Certificate as the Certificateholder of such Certificate, request such Person to provide to the Trustee indemnification and documentation reasonably satisfactory to the Trustee.

SECTION   4.10  Conditions to Deliveries, Transfers and Exchanges.

As a condition precedent to the execution and delivery, issuance, transfer, exchange or surrender of any Certificate, the Trustee may require:  (i) payment by the applicable Certificateholder or its transferee to the Trustee of a sum sufficient for the payment (or, in the event that the Trustee shall have made such payment, the reimbursement to it) of any tax or other governmental charge with respect thereto; (ii) payment by the applicable Certificateholder or its transferee to the Trustee of such service charges expressly required to be paid hereunder in connection with any such action; (iii) provision by the applicable Certificateholder or its transferee to the Trustee of such proof of identity or residence, or other information (including the number of an account for wire transfer of funds and the taxpayer identification number of any transferee), or such representations and warranties or such assurances (including a signature guaranty), or execution by the applicable Certificateholder or its transferee of such certificates, as the Trustee may reasonably deem necessary or proper including but not limited to the delivery of all opinions and certificates prescribed in any provisions restricting the transfer of Certificates; and (iv) compliance by the applicable Certificateholder and its transferee with such regulations, if any, as the Trustee may reasonably establish that are not inconsistent with the provisions of this Agreement.

SECTION   4.11  List of Certificateholders.

Any Certificateholder may, by written application to the Trustee, request access to the list maintained by the Trustee of Certificateholders (of both Classes) for purposes of communicating with other Certificateholders with respect to their rights hereunder or under the Certificates, which request shall be accompanied by a copy of the communication that such Certificateholder proposes to transmit.  If any Certificateholder makes a written request to the Trustee, and such request states that such Certificateholder desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication that such Certificateholder proposes to transmit, then the Trustee shall, within 30 days after the receipt of such request, afford (or, if it is not the Registrar, cause the Registrar to afford) the requesting Certificateholder access during normal business hours to the most recent list of Certificateholders held by the Registrar.  Every Certificateholder, by receiving such access, acknowledges that neither the Trustee nor the Registrar will not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Certificateholder regardless of the source from which such information was derived.

SECTION   4.12  Standard of Conduct.

In exercising any of its rights as a Certificateholder hereunder, subject to the terms and conditions hereof, a Certificateholder shall not have any obligation or duty to any other Person (including any other Certificateholder of either Class) or to consider or take into account the interests of any such other Person and shall not be liable to any such other Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be, without regard to whether such action or inaction benefits or adversely effects any such other Person, except for any liability to which such Certificateholder may be subject to the extent that the same results from such Certificateholder’s taking or directing an action, or failing to take or direct an action, in violation of the express terms hereof.

The foregoing shall be equally applicable to a Certificateholder that is, or that is an Affiliate of a Person that is, the Depositor or the Trustee.

SECTION   4.13  Provision of Copies of this Agreement to Certificateholders.

The Trustee shall furnish, without charge, but at the reasonable expense of the Depositor, to each Certificateholder that so requests in writing an electronic copy of this Agreement and any amendments or other modifications thereto.

SECTION   4.14  Optional Repurchase By Depositor.

(a)           The Depositor may in its sole discretion, on any Distribution Date on or after the June 2009 Distribution Date, repurchase all the Class A Certificates from the existing Certificateholders thereof (the “Existing Class A Certificateholders”) at the Optional Repurchase Price.  Any such repurchase shall be made upon not less than thirty (30) days’ written notice from an Authorized Officer of the Depositor to the Trustee (any such notice a “Repurchase Notice” and the date of any such repurchase specified in such notice being an “Optional Repurchase Date”).  Promptly upon its receipt of a Repurchase Notice, the Trustee shall notify the Existing Class A Certificateholders of its receipt thereof and the Optional Repurchase Date specified therein.

(b)           Not later than the third Business Day prior to the Optional Repurchase Date, the Depositor shall calculate the Optional Repurchase Price and shall notify the Trustee thereof (which notice shall be accompanied by a certificate setting forth in reasonable detail the calculation of the Remaining Average Life, the calculation of the Remaining Scheduled Payments, and the mathematical formula used to calculate the Discounted Value).  Promptly upon its receipt of such notice and confirmation of the Optional Repurcahse Price as so calculated by the Depositor, the Trustee shall notify the Existing Class A Certificateholders of such Optional Repurchase Price.   The calculation of the Optional Repurchase Price by the Depositor, as so confirmed by the Trustee, shall be conclusive and binding absent manifest error.  For purposes of calculating and confirming the Optional Repurchase Price, the Trustee shall be entitled to rely on the calculation of the Remaining Average Life, the calculation of the Remaining Scheduled Payments and the mathematical formula for determining the Discounted Value furnished to it by the Depositor, in each case absent manifest error.

(c)           Before 12:00 p.m. New York time on the Optional Repurchase Date, the Depositor shall deposit the Optional Repurchase Price with the Trustee.  If the Optional Repurchase Price shall have been so deposited with the Trustee, then, on the Optional Repurchase Date and notwithstanding anything in this Agreement to the contrary:

(i)            the Trustee shall pay the Optional Repurchase Price to the Existing Class A Certificateholders pro rata based on the respective Face Amounts of the Class A Certificates held by each;  provided that no such Existing Class A Certificateholder shall be entitled to receive its pro rata share of the Optional Repurchase Price unless and until it shall have surrendered its Class A Certificate (each a “Repurchased Certificate”) to the Trustee or furnished to the Trustee (x) evidence satisfactory to the Trustee that such Repurchased Certificate has been lost, stolen, mutilated or destroyed and (y) such indemnification and documentation as the Trustee or the Depositor may reasonably request as a condition to recognizing such Existing Class A Certificateholder as the holder of such Repurchased Certificate;

(ii)           all Class A Certificates shall be deemed to have been transferred to the Depositor and, accordingly, (x) the Trustee shall execute, authenticate and deliver, in the name of the

Depositor, one or more new Class A Certificates having an aggregate Face Amount equal to the Face Amount of the Class A Certificates immediately prior to the Optional Repurchase Date, (y) the Depositor shall be deemed to be the sole Certificateholder of the Class A Certificates for all purposes (except that any distributions to be made in respect of the Class A Certificates pursuant to Section 5.01 on the Optional Repurchase Date shall continue to be made to the Existing Class A Certificateholders) and (z) the Registrar shall register the Depositor as the Certificateholder of all Class A Certificates in the Register effective as of the Optional Repurchase Date; and

(iii)          regardless of whether the Repurchased Certificates held by each such Existing Class A Certificateholder shall have been surrendered to the Trustee, such Repurchased Certificates shall be deemed to have been canceled in exchange for the new Class A Certificates issued to the Depositor pursuant to clause (ii), and no holder of such Repurchased Certificates shall have any further right to receive any distributions hereunder other than (x) distributions that would otherwise be made to such holder on such Optional Repurchase Date pursuant to Section 5.01 and (y) the right to receive payment of its pro rata share of the Optional Repurchase Price upon surrender of such Repurchased Certificate as set forth in clause (i).

ARTICLE V
DISTRIBUTIONS

SECTION   5.01  Distributions.

(a)           On each Distribution Date, subject to the other applicable provisions of this Agreement, so long as (i) the Underlying Assets have not been declared to be or automatically become due and payable following the occurrence of an Underlying Event of Default (excluding any such declaration that has been rescinded in accordance with the Underlying Indenture) and (ii) all accrued interest in respect to the Underlying Assets for the related Underlying Payment Date and all prior Underlying Payment Dates has been paid in full, the Trustee shall distribute any Underlying Payments with respect to any Distribution Date to the Certificateholders as of the related Record Date as follows:

(i)            First:  To the Class A Certificateholders, as interest, an amount equal to (i) the amount of interest accrued at the Certificate Rate on the aggregate Principal Balances of the Class A Certificates during the Certificate Accrual Period with respect to such Distribution Date plus (ii) any such interest accrued during any preceding Certificate Accrual Period but not paid on any preceding Distribution Date;

(ii)           Second:  To the Class B Certificateholders, as interest, an amount equal to (i) the amount of interest accrued at the Certificate Rate on the aggregate Principal Balances of the Class B Certificates during the Certificate Accrual Period with respect to such Distribution Date plus (ii) any such interest accrued during any preceding Certificate Accrual Period but not paid on any preceding Distribution Date;

(iii)          Third:  To the Class A Certificateholders, as principal, until the aggregate Principal Balance of the Class A Certificates shall have been reduced to zero; and

(iv)          Fourth:  To the Class B Certificateholders, as principal, until the aggregate Principal Balance of the Class B Certificates shall have been reduced to zero.

(b)           On each Distribution Date where (i) the Underlying Assets have been declared to be or have automatically become due and payable following the occurrence of an Underlying Event of Default (excluding any such declaration that has been rescinded in accordance with the Underlying Indenture) or

(ii) all accrued interest in respect to the Underlying Assets for the related Underlying Payment Date and all prior Underlying Payment Dates has not been paid in full, subject to the other applicable provisions of this Agreement, the Trustee shall distribute any Underlying Payments with respect to any Distribution Date to the Certificateholders as of the related Record Date as follows:

(i)            First:  To the Class A Certificateholders, as interest, an amount equal to (i) the amount of interest accrued at the Certificate Rate on the aggregate Principal Balances of the Class A Certificates during the Certificate Accrual Period ending on or most recently preceding such Distribution Date plus (ii) any such interest accrued during any preceding Certificate Accrual Period but not paid on any preceding Distribution Date;

(ii)           Second:  To the Class A Certificateholders, as principal, until the aggregate Principal Balance of the Class A Certificates shall have been reduced to zero;

(iii)          Third:  To the Class B Certificateholders, as interest, an amount equal to (i) the amount of interest accrued at the Certificate Rate on the aggregate Principal Balances of the Class B Certificates during the Certificate Accrual Period ending on or most recently preceding such Distribution Date plus (ii) any such interest accrued during any preceding Certificate Accrual Period but not paid on any preceding Distribution Date; and

(iv)          Fourth:  To the Class B Certificateholders, as principal, until the aggregate Principal Balance of the Class B Certificates shall have been reduced to zero.

(c)           All distributions pursuant to this Section 5.01 shall be made to the Certificateholders of each Class in proportion to the Principal Balances of the Certificates of such Class held by them.

(d)           On each Distribution Date, subject to the other applicable provisions of this Agreement, the Trustee shall distribute any Reinvestment Income with respect to such Distribution Date to the Certificateholders, as interest, in proportion to the amounts distributed to them pursuant to Section 5.01(a) or 5.01(b), as applicable.

(e)           On each Distribution Date, subject to the other applicable provisions of this Agreement, the Trustee shall distribute any Underlying Make-Whole Payments to the Certificateholders in proportion to the payments of principal distributed to them pursuant to Section 5.01(a) or 5.01(b), as applicable.

(f)            For purposes of making distributions under this Section 5.01, the Trustee shall not be deemed to have notice or knowledge of any Underlying Event of Default unless a Responsible Officer assigned to and working in the Designated Office has actual knowledge thereof or unless written notice of any event which is in fact such an Underlying Event of Default is received by the Trustee at the Designated Office, and such notice references the Underlying Assets.

SECTION   5.02  Method of Payment.

All distributions pursuant to Section 5.01 shall be made by the Trustee to the Certificateholders, in lawful money of the United States of America, by wire transfer of immediately available funds to the respective accounts in the United States of America of such Certificateholders; provided, however, that, if any Certificateholder has not provided to the Trustee, at least 15 days prior to the date of such payment, information as to an account in the United States to which such payment may be wire transferred, the Trustee shall mail, by first class mail, a check for the amount of such payment to the most recent address of such Certificateholder set forth in the Register.

SECTION   5.03  Withholdings and other Taxes and Governmental Charges.

If the Trustee shall be required to withhold from any amount otherwise distributable pursuant to Section 5.01 an amount on account of taxes, the Trustee shall withhold the amount so required to be withheld and the amount distributed in respect of such amount shall be reduced accordingly.  If any other tax or other governmental charge shall become payable by or on behalf of the Trustee with respect to any Certificate, such tax or governmental charge shall be payable by the related Certificateholder and may be withheld by the Trustee from distributions to such Certificateholder.

SECTION   5.04  Subordination.

Anything in this Agreement or the Certificates to the contrary notwithstanding, the Class B Certificateholders agree for the benefit of the Class A Certificateholders that the rights of the Class B Certificateholders to distributions shall be subordinate and junior to the rights of the Class A Certificateholders to distributions to the extent and in the manner set forth in Section 5.01.  If, notwithstanding Section 5.01, any Class B Certificateholder shall have received any distribution contrary to Section 5.01, then, unless and until the aggregate Principal Balance of the Class A Certificates shall have been reduced to zero, such distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Trustee, which shall pay and deliver the same to the Class A Certificateholders consistent with Section 5.01.

ARTICLE VI
DOCUMENT DISTRIBUTION AND REPORTING

SECTION   6.01  Document Distributions.

(a)           On each Distribution Date or as promptly thereafter as is practicable, the Trustee shall prepare and make available on its internet website (initially located at www.etrustee.net) to each Certificateholder (whether or not such Certificateholder receives a payment on such Distribution Date) and the Depositor a statement setting forth:

(i)            the amount of Available Funds with respect to such Distribution Date, separately identifying the amount thereof attributable to Underlying Payments, Underlying Make-Whole Payments  and Reinvestment Income;

(ii)           the aggregate amount distributed pursuant to Sections 5.01(a), 5.01(b), (d) and 5.01(e), separately identifying the amount pursuant to each subparagraph of Section 5.01(a) and 5.01(b) and, if applicable, the amount thereof attributable to sale proceeds pursuant to Section 2.04(c);

(iii)          the aggregate Principal Balance of each Class of Certificates before and after giving effect to the amounts distributed on such Distribution Date;

(iv)          if applicable, the amount of any shortfall between the amount that would have been distributed with respect to either Class of Certificates if interest had been distributed in full at the applicable Certificate Rate; and

(v)           such other information as the Trustee shall decide to include.

(b)           Promptly after the Trustee receives it, the Trustee shall make available to the Certificateholders and the Depositor a copy of any material document received by the Trustee, as a holder of the Underlying Assets.

SECTION   6.02  Rule 144A Reporting.

If the Trust is not or ceases to be subject to Section 13 or 15(d) of the Exchange Act and is not subject to the reporting requirements of Rule 12g3-2(b) under the Exchange Act, the Depositor shall prepare and furnish to the Trustee for further delivery to the Certificateholders upon the written request of any Certificateholder the information described under paragraph (d)(4)(i) of Rule 144A under the Securities Act as contemplated thereby.  The Trustee shall have no responsibility for reviewing or for the accuracy or sufficiency of such information for any purpose.

ARTICLE VII
CERTAIN TAX MATTERS

SECTION   7.01  Intended Tax Treatment.

It is the intention of the parties hereto that the Class D-1 Bonds and the portion of the Class D-2 Bonds, the Ownership of which is evidenced by the Class A Certificates (the “Debt Instruments”) constitute a Grantor Trust for federal income tax purposes.  The Trust is intended to qualify as one or more fixed investment trusts within the meaning of Treasury Regulation §301.7701-4(c), and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture or association taxable as a corporation between or among any or all of the Certificateholders, the Depositor or the Trustee.  In furtherance of the foregoing, the purpose of the Trust shall be to protect and conserve the assets of the Trust, and the Trust shall not at any time engage in or carry on any kind of business or any kind of commercial or investment activity, except as provided in this Agreement.  In no event shall the Trustee have any power to vary the investment of the Certificateholders in the Certificates or to substitute new investments or reinvest so as to enable the Trust to take advantage of variations in the market to improve the investment of the Certificateholders in the Certificates.  Neither the foregoing nor any other provision of this Agreement precludes the treatment of the Underlying Assets represented by the Class B Certificates as indebtedness for federal income tax purposes if sold to a party other than the Depositor.

SECTION   7.02  Grantor Trust Administration.

(a)           The Debt Instruments will be characterized as indebtedness for federal income tax purposes. The Trustee shall treat the portion of the Trust consisting of the Debt Instruments, for tax return preparation purposes, as a Grantor Trust under the Grantor Trust Provisions and, if necessary, under applicable state law and shall file appropriate federal or state tax returns for each taxable year ending on or after the last day of the calendar year in which the Class A Certificates are issued.

(b)           The Trustee shall prepare, sign and file all of the tax returns in respect of the Trust.  The out-of-pocket expenses of preparing and filing such returns shall be borne by the Trustee, and the Trustee shall not employ any external service providers that have not been approved for such purpose by the Depositor.  The Trustee shall comply with such requirement by filing Form 1041, indicating the name and address of the Trust and signed by the Trustee but otherwise left blank.  There shall be appended to each such form a schedule for each Certificateholder indicating such Certificateholder’s share of income and expenses of the Trust for the portion of the preceding calendar year in which such Certificateholder was a Certificateholder.  Such form shall be prepared in sufficient detail to enable reporting on the cash or accrual method of accounting, as applicable, and to report on such Certificateholder’s fiscal year if other than the calendar year.  The Depositor shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust as is in its possession and reasonably requested by the Trustee to enable it to perform its obligations under this Section 7.02(b).  Without limiting the generality of the foregoing, the Depositor, within 30 days following the Trustee’s request therefor, shall provide in writing to the Trustee such information as is reasonably requested by the Trustee for tax purposes, and the Trustee’s duty to perform its reporting and other tax compliance obligations under this Section 7.02(b) shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the Trustee to perform such obligations.

(c)           The Trustee shall perform on behalf of the Trust all reporting and other tax compliance duties that are required in respect thereof under the Code, the Grantor Trust Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority, including the furnishing to Certificateholders of the schedules described in Section 7.02(b).

(d)           The Trustee shall perform its duties hereunder so as to maintain the status of the Trust as a Grantor Trust under the Grantor Trust Provisions.  The Trustee, and the Depositor each shall not knowingly take (or, as applicable, cause the Trust to take) any action or (in the case of the Trustee) fail to take or fail to cause to be taken any action that, under the Grantor Trust Provisions, if taken or not taken, as the case may be, could endanger the status of the portion of the Trust consisting of the Debt Instruments as a Grantor Trust or result in the imposition of a tax upon the Trust or its assets or transactions.

(e)           If any tax is imposed on the Trust, such tax, together with all incidental costs and expenses (including interest and penalties), shall be charged to and paid by (i) by the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations hereunder or (ii) otherwise, the Depositor.

ARTICLE VIII
ACCOUNTS

SECTION   8.01  Custodial Account.

The Trustee shall hold the Underlying Assets in a custodial account in the name of the Trust or the Trustee (or in the name of a nominee for either thereof) at the Trustee or at an Eligible Institution selected by the Trustee (the “Custodial Account”); provided, however, that the Custodial Account may be a segregated subaccount of another account or of another subaccount.

SECTION   8.02  Collection Account.

(a)           The Trustee shall establish an account at the Trustee or at an Eligible Institution into which all Underlying Payments, Underlying Make-Whole Payments and all Reinvestment Income shall be received and deposited from time to time and from which Available Funds shall be distributed pursuant to Section 5.01 (the “Collection Account”); provided, however, that the Collection Account may be a segregated subaccount of another account or of another subaccount.  The Collection Account shall be held by and in the name of the Trust or the Trustee (or in the name of a nominee for either thereof).  To facilitate the identification of Underlying Payments as distinguished from Reinvestment Income, the Trustee shall have the authority to designate separate subaccounts in the Collection Account relating to Underlying Payments, Underlying Make-Whole Payments and Reinvestment Income.

(b)           The Trustee shall, at the direction of the Depositor, invest moneys in the Collection Account on behalf of the Trust in Eligible Investments selected by the Trustee, which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment at which time such moneys shall be distributed to Certificateholders in accordance with Section 5.01.  The Trustee shall select investments for the investment of the Collection Account from among Eligible Investments.  If an investment ceases to meet the requirements of an Eligible Investment as specified in the definition thereof, the Trustee shall cause all moneys in such investment to be withdrawn and invested in an Eligible Investment as promptly as practicable, but in any event within five Business Days, after the Trustee’s actual knowledge or receipt of written notice of the occurrence of such investment’s ceasing to meet such requirements.  All net income and gain realized from any such investments shall be added to the Collection Account as Reinvestment Income, and the Trustee shall have no liability therefor.

SECTION   8.03  Accounts and Assets To Be Held in Trust, Etc.

The Trustee’s interest in the Accounts and the assets therein shall be solely that of the Trustee.  The Trustee shall keep the Accounts and the assets therein held separate from the general assets of the Trustee by notations in its records in accordance with its trust practices.  For the avoidance of doubt, the establishment of either or both Accounts as subaccounts as contemplated by Section 8.01 or the first sentence of Section 8.02(a) shall not be deemed to be a violation of the immediately preceding sentence of this Section 8.03.  The Trustee shall not subject either Account or the assets therein to any right, charge, security interest, lien or claim of any kind in favor of the Trustee or any Person claiming by or through the Trustee or assign, transfer, pledge or otherwise dispose of or extend credit or advance funds against either Account or the assets therein.  Without limiting the generality of the foregoing, the Trustee shall not reduce (including by way of setoff), withhold or delay any distribution to any Certificateholder on account of any amount owed to the Trustee pursuant to Section 9.09 or 9.10 or otherwise.

ARTICLE IX
THE TRUSTEE

SECTION   9.01  Use of Agents; Appointment of Additional Trustees.

(a)           The Trustee may perform its obligations hereunder through one or more agents, which shall be chosen with due care by the Trustee, taking into account, among other factors, the services to be performed by such agent and such agent’s qualifications and financial status.  The use of such agents shall not alter or diminish the Trustee’s responsibilities as Trustee hereunder, and the Trustee shall not be responsible for any willful misconduct or negligence on the part of any agent appointed with due care.

(b)           For the purpose of meeting the legal requirements of certain local jurisdictions, the Trustee will have the power to appoint co-trustees or separate trustees of all or any part of the Trust.  In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by this Agreement will be conferred or imposed upon the Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee but which shall be independently responsible to the Trustee for compliance with the requirements of such local jurisdiction.

SECTION   9.02  Limited Authority of the Trustee.

(a)           The Trustee is to act solely in a trustee capacity hereunder.  Although the Trustee will act as a limited agent of the Certificateholders in safekeeping and bookkeeping for the Underlying Assets, the Trustee will have no authority to act for or assert any right on behalf of any Certificateholder except as otherwise provided in this Agreement.

(b)           The Trustee shall take no action in respect of any Certificateholder or either Account or any Underlying Assets not explicitly provided for herein; in particular, and not by way of limitation, the Trustee shall not, except as provided herein:

(i)            fail to distribute Available Funds as required hereby, except as otherwise provided herein;

(ii)           take any action with respect to an Underlying Default;

(iii)          provide any investment advice, investment counseling or portfolio management to any Certificateholder, in a Certificateholder’s capacity as such; or

(iv)          guarantee or otherwise enhance the creditworthiness of any Underlying Asset.

SECTION   9.03  Waiver of Claims.

The Trustee hereby waives all claims, liens, charges, equities and rights of setoff that it may now or at any time hereafter have against any of the Underlying Assets.

SECTION   9.04  Prevention or Delay in Performance by the Trustee.

The Trustee shall not incur any liability to any Certificateholder if, by reason of any provision of any present or future law or regulation thereunder, of any governmental authority, or by reason of any act of God or war or other circumstance beyond the control of the Trustee, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall be done or performed.

SECTION   9.05  Ownership of and Transactions in Underlying Assets and Certificates.

The Trustee and its Affiliates may own and deal in securities of the same issue as the Underlying Assets, other securities issued under the Underlying Indenture and any Certificates.

SECTION   9.06  Exculpation of the Trustee and Related Matters.

(a)           The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement.

(b)           The Trustee assumes no obligation or liability hereunder to Certificateholders other than by reason of the Trustee’s willful misconduct, bad faith or negligence in the performance of such duties as are specifically set forth herein.

(c)           None of the provisions of this Agreement shall require the Trustee to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(d)           The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Depositor or the Certificateholders given under this Agreement.

(e)           Whenever in the administration of the provisions of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established before the Trustee takes or permits any action to be taken hereunder, such matter shall (except as otherwise may be expressly provided herein), in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by one of the Depositor’s officers, and delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, permitted or omitted by it under the provisions of this Agreement in reliance thereon.

(f)            The Trustee shall not be liable for any action or any failure to act by it in reliance upon the advice of or information from legal counsel or accountants or any other person believed by it in good faith to be competent to give such advice or information.  The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.  The Trustee shall not be required to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

(g)           Without limiting the generality of Section 3.02, in no event shall the Trustee be liable for the selection of investments of the Trust or for investment losses incurred thereon.  The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment before its stated maturity or the failure of any Person to provide timely investment directions to the Trustee.

(h)           No bank in which an Account is maintained shall be deemed an agent of the Trustee.

(i)            The Trustee shall have no responsibility for any statements contained in this Agreement, the Certificates and any descriptive documentation relating thereto, except for the express agreements of the Trustee herein or in the Certificates.

SECTION   9.07  Fidelity Bond.

The Trustee shall maintain one or more fidelity bonds (which may be maintained through self-insurance) in customary amounts to cover transactions of the kind contemplated hereby.

SECTION   9.08  Resignation and Removal of the Trustee; Appointment of Successor Trustee.

(a)           The Trustee may at any time resign as Trustee hereunder by written notice thereof delivered to the Depositor and each Certificateholder, such resignation to take effect only upon the appointment of a qualified successor Trustee and its acceptance of such appointment as hereinafter provided.  If the Trustee resigns hereunder, the Trustee shall use its best efforts to assist the Depositor in obtaining a successor Trustee.

(b)           The Trustee may at any time be removed, with or without cause, by the Depositor or by all the Certificateholder upon 30 days’ written notice of such removal delivered to the Trustee (and in the case of removal by Certificateholders, to the Depositor), such removal to take effect only upon the appointment of a qualified successor Trustee and its acceptance of such appointment as hereinafter provided.

(c)           If the Trustee becomes incapable of acting, is adjudged to be bankrupt or insolvent, or a receiver of the Trustee or of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may be removed by court action instituted by the Depositor or any Certificateholder.

(d)           Any entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or delivery of any paper or any further act on the part of the parties hereto; provided, however, that, if, upon the occurrence of such event, such entity shall not be eligible to serve as trustee pursuant to Section 9.08(e), such event shall be deemed to be an act of resignation by the Trustee pursuant to Section 9.08(a), and such Trustee shall deliver notice thereof pursuant to Section 9.08(a) upon the occurrence of such event.

(e)           In case at any time the Trustee acting hereunder shall resign or be removed, the Depositor may appoint a successor trustee within 90 days after the delivery of a notice of resignation or a notice of removal.  Any successor trustee shall be a bank or trust company organized and doing business under the laws of the United States of America or of any State thereof, authorized to act as trustee, having a combined capital and surplus of at least $200,000,000, rated at least BBB+ by S&P and Baa2 by Moody’s and subject to supervision or examination by federal or state authority.  If no successor trustee has been appointed as successor trustee within 90 days after the Trustee has given written notice of its election to resign, the resigning Trustee may, at the expense of the Depositor, petition any court of competent jurisdiction for the appointment of a successor trustee.

(f)            Any successor trustee appointed hereunder shall execute and deliver to the Depositor and the retiring Trustee an instrument accepting such appointment and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee shall become vested with all the rights and duties of the retiring Trustee.  The retiring Trustee shall (i) upon payment of its charges, duly cause the assets of the Trust to be transferred to such successor trustee which shall deposit the same in separate Accounts held by such successor trustee and duly assign, transfer and deliver to such successor trustee all records, Certificates and rights to all moneys held by such retiring Trustee hereunder, and (ii) pay over to such successor trustee any fees or charges previously paid to the Trustee in respect of duties not yet performed under this Agreement which remain to be performed by such successor trustee.  Any successor Trustee shall (i) promptly mail notice of its appointment to all affected Certificateholders, (ii) automatically be bound by all terms of this Agreement and (iii) promptly take such steps and establish such books and records as may be necessary or appropriate for it to comply with the provisions of this Agreement.

SECTION   9.09  Fees and Expenses of the Trustee.

The reasonable charges, fees and reimbursements for services provided by the Trustee hereunder shall be determined by mutual written agreement of the Depositor and the Trustee, and the Depositor shall pay all such agreed charges, fees and reimbursements of the Trustee; provided, however, that (i) the Depositor shall not pay or be liable for the charges, fees and reimbursements that are expressly required by this Agreement to be paid by Certificateholders or the Trustee, and (ii) the Trustee shall not be released from any of its duties hereunder as a result of the failure of the Depositor to pay any such agreed charges, fees or reimbursements.

SECTION   9.10  Indemnification of the Trustee.

(a)           The Depositor agrees to indemnify the Trustee and any of its agents, officers, directors or employees against, to defend, and to hold them harmless from, any losses, claims, damages, expenses or other liabilities, joint or several, arising for any reason (the “Trustee Liabilities”), and any related out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) (the “Trustee Expenses”), which may arise out of acts performed by the Trustee and any of its agents, officers, directors or employees in accordance with this Agreement or as a result of its participation in the transactions contemplated hereby, other than any Trustee Liabilities and Trustee Expenses arising out of (i) negligence, willful misconduct or bad faith on the part of the Trustee and any of its agents, officers, directors or employees or (ii) the breach of any of the Trustee’s express covenants set forth in this Agreement.

(b)           Promptly after receipt by the Trustee of actual knowledge or notice of any demand, claim or circumstances which gives rise or which, with the lapse of time, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a liability for which indemnity may be sought hereunder, the Trustee shall give notice thereof to the Depositor.  Such notice shall describe the claim, action, proceeding or investigation in reasonable detail, and shall indicate, to the extent known, the amount (estimated, if necessary and to the extent feasible) of the Trustee Liabilities and Trustee Expenses that have been or may be incurred by the Trustee.  The Depositor may elect to compromise or assume the defense of, at its own expense and by its own counsel, any such claim, action, proceeding or investigation and the Trustee shall cooperate in the compromise of, or defense against, such claim, action, proceeding or investigation.  The Trustee shall not enter into any settlement without the consent of the Depositor.

SECTION   9.11  Limitation of Liability.

It is expressly acknowledged and agreed by the parties hereto that (i) this Agreement is executed and delivered by the institution (initially, LaSalle Bank National Association) serving as Trustee, not individually or personally but solely as the Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) any  representations, undertakings and agreements herein or pursuant hereto made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the institution (initially, LaSalle Bank National Association) serving as Trustee but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the institution (initially, LaSalle Bank National Association) serving as Trustee, individually or personally, to perform any covenant of the Trust either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any Person claiming by, through or under such parties, and (iv) under no circumstances shall the institution (initially, LaSalle Bank National Association) serving as Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

ARTICLE X
THE DEPOSITOR

SECTION   10.01  Prevention or Delay in Performance by the Depositor.

The Depositor shall not incur any liability to the Trustee or any Certificateholder if, by reason of any provision of any present or future law or regulation thereunder, of any governmental authority, or by reason of any act of God or war or other circumstance beyond the control of the Depositor, the Depositor shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall be done or performed.

SECTION   10.02  Ownership of and Transactions in Underlying Assets and Certificates.

The Depositor, the Trustee and their respective Affiliates may own and deal in securities of the same issue as the Underlying Assets, other securities issued under the Underlying Indenture and any Certificates.

SECTION   10.03  Exculpation of the Depositor.

The Trustee hereby agrees, and each Certificateholder, by and upon accepting a Certificate agrees and shall be deemed to agree, that except as expressly provided herein, the Depositor shall not be obligated or liable to the Trustee or the Certificateholders with respect to (i) any payment with respect to the Underlying Assets or any Underlying Default, (ii) any breach by the Trustee of its obligations under this Agreement or (iii) any other event or circumstance relating to the execution, delivery, issuance, transfer, exchange or surrender of Certificates, the distribution of Available Funds or the enforcement of the rights of the Certificateholders against the Trustee or with respect to the Underlying Assets.

ARTICLE XI
MISCELLANEOUS

SECTION   11.01  Amendment.

This Agreement may be amended or otherwise modified by the Trustee and the Depositor but only in writing and subject to the conditions that (i) Certificateholders representing a majority of the aggregate outstanding Principal Balance of the Certificates of both Classes shall have consented to such amendment or other modification and (ii) the Trustee shall have received such opinions and other documentation in connection with such amendment or other modification as the Trustee shall reasonably request; provided, however, that, if the sole effect of any such amendment or modification is to change the name of the Trust (without requiring any Certificateholder to exchange any Certificates in connection therewith), no consent of Certificateholders shall be required pursuant to the preceding clause (i), and the Trustee shall (subject to the next sentence) agree to such amendment or modification if it is otherwise in proper form and each other applicable provision of this Agreement relating thereto is complied with; and provided further that no such amendment or modification shall (x) without the consent of all Certificateholders adversely affected thereby, directly or indirectly (a) alter the amount or timing of distributions on the Certificates, (b) change the Principal Balance of any Certificates, (c) modify any provisions hereof relating to a repurchase of  the Class A Certificates pursuant to Section 4.14, (d) reduce the percentage of the aggregate Principal Balance of Certificates the consent or direction of the Certificateholders of which is required to allow or direct the Trustee to take any action with respect to the Underlying Assets pursuant to Section 3.04  or (e) amend this Section 11.01, or (y) without the consent of all Certificateholders, be inconsistent with the treatment for federal income tax purposes of the Trust as described in Section 7.01 hereof.  Notwithstanding the foregoing, the Trustee shall not be required to agree to any such amendment or other modification that affects its rights, duties or immunities.

SECTION   11.02  Counterparts.

This Agreement may be executed in any number of counterparts, and by the Depositor and the Trustee on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.  By and upon acceptance of a Certificate, each Certificateholder shall have agreed and be deemed to have agreed to be bound by all the terms and conditions of this Agreement.

SECTION   11.03  Exclusive Benefit of Parties.

This Agreement is for the exclusive benefit of the parties hereto and the Certificateholders, and their respective successors and permitted assigns hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other Person whatsoever.  The Depositor may at any time assign all or any portion of its rights or obligations hereunder to any Affiliate or (with the consent of the Trustee, such consent not to be unreasonably withheld) to any other Person.

SECTION   11.04  Invalidity of Provisions.

If any one or more of the provisions contained in this Agreement or the Certificates should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby, provided that the intent of the parties hereto is not thereby materially altered.

SECTION   11.05  Notices and Other Communications.

All notices and other communications required or permitted to be given hereunder shall be deemed to have been duly given if sent by first class mail, postage prepaid, personally delivered, delivered by overnight courier or sent by facsimile transmission, addressed to the Depositor, the Trustee, any Certificateholder to the address specified below, or to any other address furnished by such party to each other party (or, in the case of a Certificateholder, to the Trustee).  Any such notice shall be deemed given when received.

Address for the Depositor:

CRIIMI MAE CLASS D DEPOSITOR LLC
11200 Rockville Pike
Rockville, Maryland 20825
Attention: General Counsel
Telecopy:  301-231-0334
Reference:  CRIIMI MAE Class D Trust

Address for the Trustee:

LaSalle Bank National Association
135 S. LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention:  Global Securitization Trust Services
Telecopy:  312-904-2084
Reference:  CRIIMI MAE Class D Trust

Address for any Certificateholder:

As specified in the Register

SECTION   11.06  GOVERNING LAW.

THIS AGREEMENT AND ALL RIGHTS HEREUNDER AND PROVISIONS HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

SECTION   11.07  Headings.

The headings of Articles and Sections have been inserted for convenience only and are not to be regarded as a part of this Agreement, or to have any bearing upon the meaning or interpretation of any provision contained herein or in the Certificates.

SECTION   11.08  No Petition Covenant.

Notwithstanding any prior termination of this Agreement, the Trustee (in its individual capacity) and the Depositor shall not, prior to the date which is one year and one day after the termination of this Agreement acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first set forth above.  By and upon acceptance of a Certificate, each Certificateholder shall have agreed and be deemed to have agreed to be bound by all the terms and conditions of this Agreement.

CRIIMI MAE CLASS D DEPOSITOR LLC

By:	/s/ Mark Libera
Name: Mark Libera
Title: Vice President and Acting General Counsel

LASALLE BANK NATIONAL ASSOCIATION,
Trustee

By:	/s/ Brian D. Ames
Name: Brian D. Ames
Title: First Vice President

APPENDIX A

DEFINITIONS

As used herein, the following terms shall have the following meanings:

“Account” means the Custodial Account or the Collection Account.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. “Affiliate” has the meaning specified in Rule 405 under the Securities Act.

“Authorized Officer” means any officer of the Depositor who is identified on the most recent list of authorized officers delivered by the Depositor to the Trustee (as such list may be modified or supplemented from time to time by the Depositor).

“Available Funds” means, with respect to each Distribution Date, (i) the aggregate amount of  Underlying Payments, and Underlying Make-Whole Payments with respect to such Distribution Date plus (ii) the aggregate Reinvestment Income with respect to such Distribution Date.

“Business Day” has the meaning provided in the Underlying Indenture; provided that for purposes of calculating the Optional Repurchase Price and any notices required to be delivered in connection therewith, “Business Day” shall mean a “U.S. Government Securities Business Day” as defined in the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc.

“Certificate” means a Class A Certificate or a Class B Certificate.

“Certificate Accrual Period” means an “Interest Accrual Period” as defined in the Underlying Indenture as in effect on the Closing Date.

“Certificate Rate” means the interest rate (and basis of application thereof) at which the Underlying Assets bear interest from time to time pursuant to the Underlying Indenture.

“Certificate Transfer” means a transfer, sale, pledge or other disposition of any Certificate or any interest therein.

“Certificateholder” means each Person identified as a holder of a Certificate in the Register.

“Class” means, as applicable, a class of Certificates (being the Class A Certificates or the Class B Certificates) or a class of Certificateholders (being the Class A Certificateholders or the Class B Certificateholders).

“Class A Certificate” means a Class A Certificate issued by the Trust as evidenced by a trust certificate in the form of Exhibit A, properly completed (including by the selection of “A” in lieu of “B” in the provisions thereof relating to Class designation) and executed, delivered and authenticated by the Trustee.

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“Class A Certificateholder” means a Certificateholder of a Class A Certificate.

“Class B Certificate” means a Class B Certificate issued by the Trust as evidenced by a trust certificate in the form of Exhibit A, properly completed (including by the selection of “B” in lieu of “A” in the provisions thereof relating to Class designation) and executed, delivered and authenticated by the Trustee.

“Class B Certificateholder” means a Certificateholder of a Class B Certificate.

“Class D-1 Bonds” means $159,500,000 initial aggregate principal amount of Class D-1 Commercial Mortgage Bonds, Series 1998-C1 issued by the Underlying Issuer under the Underlying Indenture

“Class D-2 Bonds” means $159,501,000 initial aggregate principal amount of Class D-2 Commercial Mortgage Bonds, Series 1998-C1 issued by the Underlying Issuer under the Underlying Indenture.

“Closing Date” means June 30, 2004.

“Code” means the Internal Revenue Code of 1986.

“Collection Account” has the meaning specified in Section 8.02.

“Custodial Account” has the meaning specified in Section 8.01.

“Debt Instruments” has the meaning specified in Section 7.01

“Depositor” means CRIIMI MAE Class D Depositor LLC, a Delaware limited liability company.

“Designated Office” means the principal corporate trust office of the Trustee at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, 60603 or such other office of which notice is provided to the Certificateholders in connection with the change of such office or of the Trustee.

“Distribution Date” means each Underlying Payment Date.

“Eligible Account” means a segregated trust account maintained with the Trustee or an Eligible Institution selected by the Trustee, in each case in which funds are either uninvested or invested solely in Eligible Investments.

“Eligible Institution” means a depository institution the long-term deposit rating or the long-term unsecured debt obligations of which (or in the case of the principal bank in a bank holding company system, the long-term unsecured debt obligations of such bank holding company) have been rated at least A+/Aa3 by Standard & Poor’s and Moody’s, respectively, or maintained with a depository institution the commercial paper of which (or, in the case of a principal bank in a bank holding company system, the commercial paper of such bank holding company) is rated at least A-1/P-1 by Standard & Poor’s and Moody’s, respectively.

“Eligible Investments” means one or more of the following:

(i)            obligations of, or guaranteed as to both full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are

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backed by the full faith and credit of the United States and repurchase agreements with respect to any such obligations entered into with an Eligible Institution;

(ii)           federal funds, certificates of deposit, time deposits and bankers’ acceptances, each of which shall not have an original maturity of more than 90 days, of any depository institution or trust company incorporated under the laws of the United States or any state; provided, however, that the short-term obligations of such depository institution or trust company shall be rated at least A-1/P-1 by Standard & Poor’s and Moody’s, respectively;

(iii)          commercial paper (having original maturities of not more than 180 days) of any corporation incorporated under the laws of the United States or any state thereof; provided, however, that such commercial paper shall be rated at least A-1+/P-1 by Standard & Poor’s and Moody’s, respectively; and

(iv)          money market funds or money market mutual funds (excluding any closed-end funds but, for the avoidance of doubt, including any funds (other than closed-end funds) for which the Trustee or its Affiliates may act as manager or advisor, whether or not for a fee); provided, however, that any such fund:

(A)          shall be rated AAA/Aaa by Standard & Poor’s and Moody’s, respectively;

(B)           shall have a stated objective of maintaining a constant net asset value; and

(C)           either (x) shall not be an obligation of an investment company registered under Section 8 of the Investment Company Act or (y) shall be an obligation of (1) an entity which has at least 95% of its assets continuously invested in exempted securities (within the meaning of Section 3 of the Securities Act) or (2) a company which issues face-amount certificates as defined in Section 2(a)(15) of the Investment Company Act but excluding any such security which would cause the Trust to violate Section 12(d)(1) of the Investment Company Act;

provided, however, that (X) no instrument shall be an Eligible Investment if such instrument evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such instrument has a maturity date after the next scheduled Distribution Date and (Y) no overnight instrument shall be an Eligible Investment unless it is an investment in overnight federal funds or in an overnight time deposit described in clause (ii) of this definition.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title 1 of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

“Existing Class A Certificateholders” has the meaning specified in Section 4.14.

“Face Amount” means the amount specified on each Certificate as the Face Amount thereof, which amount shall be at least $250,000 or an integral multiple of $1 in excess thereof.  The Face Amount of a Certificate is not necessarily the Principal Balance thereof at any particular time.

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“Grantor Trust” means a grantor trust as defined under the Grantor Trust Provisions.

“Grantor Trust Provisions” means provisions of the Code relating to grantor trusts, which appear in subpart E, part 1 of Subchapter J, Treasury Regulation Section 301.7701-4(c)(2), and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notice and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

“Investment Company Act” means the Investment Company Act of 1940.

“Institutional Accredited Investor” means an “accredited investor” as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

“Moody’s” means Moody’s Investors Service, Inc.

“Opinion of Counsel” means a written opinion of internationally recognized counsel.

“Optional Repurchase Date” has the meaning specified in Section 4.14.

“Optional Repurchase Price” means, with respect to any Optional Repurchase Date, a price (calculated after taking into account payments of principal and interest made or to be made on the Class A Certificates out of Available Funds on such Optional Repurchase Date) equal to the Discounted Value of the Class A Certificates, plus accrued and unpaid interest thereon at the applicable Certificate Rate to but not including the Optional Repurchase Date.  For purposes of this definition, the following terms shall have the following meanings:

“Discounted Value” means, with respect to Optional Repurchase Date, the amount obtained by discounting all Remaining Scheduled Payments with respect to the Class A Certificates from their respective scheduled payment dates (determined based on the assumptions set forth in the definition of “Remaining Scheduled Payments”) to the Optional Repurchase Date, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Underlying Assets is payable) equal to the Discount Rate.

“Discount Rate” means, with respect to any Optional Repurchase Date, the sum of 1.65% plus the Swap Rate.  The “Swap Rate” for any Optional Repurchase Date shall be the rate for U.S. Dollar swaps with a maturity equal to the Remaining Average Life of the Class A Certificates as of such Optional Repurchase Date, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 a.m., New York city time, on the date that is three Business Days preceding the Optional Repurchase Date.  Such rate will be determined, if necessary, by interpolating linearly between (1) the rate for the maturity closest to and greater than the Remaining Average Life and (2) the rate for the maturity closest to and less than the Remaining Average Life.  If such rate cannot be determined by reference to the Reuters Screen ISDA FIX1 Page, then the “Swap Rate” for such Optional Repurchase Date will be a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the Reference Banks at approximately 11:00 a.m., New York City time, on the day that is three Business Days preceding such Optional Repurchase Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the Remaining Average Life of the Class A Certificates

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commencing on the Optional Repurchase Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to “USD-LIBOR-BBA”  with a maturity equal to the Remaining Average Life of the Class A Certificates. The Depositor will request the principal New York City office of each of the Reference Banks to provide a quotation of its rate. If at least three quotations are provided, the Swap Rate will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest).

“Reference Banks” means five leading swap dealers in the New York City interbank market.

“Remaining Average Life”  means, with respect to the Class A Certificates at any time, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) the Principal Balance of the Class A Certificates into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to the Class A Certificates by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Optional Repurchase Date and the scheduled payment date of such Remaining Scheduled Payment (determined based on the assumptions set forth in the definition of such term).

“Remaining Scheduled Payments” means, with respect to the Class A Certificates at any time, all payments of principal on the Class A Certificates and interest thereon that would be paid to the Certificateholders of the Class A Certificates after the Optional Repurchase Date assuming that each Mortgage Loan (or Mortgage Loan underlying any Mortgage Participation) pays any remaining principal on its scheduled due date (or in the case of a Hyper-Amortization Loan, on its Anticipated Repayment Date); provided that if such Optional Repurchase Date is not a Distribution Date, then the amount of the next succeeding scheduled interest payment on the Class A Certificates will be deemed to be reduced by the amount of interest accrued to such Optional Repurchase Date.  As used herein, the terms “Mortgage Loan”, “Mortgage Participation”, “Hyper-Amortization Loan” and “Anticipated Repayment Date” have the meanings specified in the Underlying Indenture.  All references herein to a “scheduled due date” shall be determined after giving effect to any modifications of the payment terms of the relevant Mortgage Loan.

“Reuters Screen” means, when used in connection with any designated page, the display page so designated on the Reuters Money 3000 Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

“Permitted Institutional Investor” means a Person that is an Institutional Accredited Investor or a Qualified Institutional Buyer.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, government or any agency or political subdivision thereof.

“Plan” means a “Plan” as defined in the Underlying Indenture.

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“Principal Balance” means, with respect to any Certificate at any time, the Principal Balance thereof on the Closing Date as provided in Section 4.02 minus reductions of such Principal Balance as a result of distributions pursuant to Section 5.01; provided, however, that the Principal Balance of any Certificate (the “successor Certificate”) issued upon registration of transfer of a predecessor Certificate or in substitution for a predecessor Certificate shall equal the Principal Balance of the predecessor Certificate multiplied by the Face Amount of the successor Certificate and divided by the Face Amount of the predecessor Certificate.

“Proper Transfer Amount” means $250,000 Face Amount of Certificates or any integral multiple of $1 in excess thereof.

“Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

“Record Date” means, with respect to any Distribution Date, the first day of the month in which the Distribution Date falls.

“Register” means a register for the registration of Certificates and of transfers and exchanges of Certificates as provided in Section 4.07.

“Registrar” means the Person appointed pursuant to Section 4.07 for the purpose of registering Certificates and transfers and exchanges of Certificates as provided herein.

“Responsible Officer” means, with respect to the Trustee, any officer assigned to the Designated Office of the Trustee, or assigned to any other office referred to in, or pursuant to, Section 11.05 with respect to the Trustee, including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Reinvestment Income” means any reinvestment income earned on the investment of any funds held in the Collection Account pending distribution to Certificateholders; and Reinvestment Income with respect to any Distribution Date means the aggregate amount of Reinvestment Income so earned and not theretofore distributed to Certificateholders.

“Securities Act” means the Securities Act of 1933.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“Trust” means CRIIMI MAE Class D Trust, a New York common law trust established pursuant to this Agreement.

“Trustee” means LaSalle Bank National Association, a national bank association.

“Underlying Assets” means the Class D-1 Bonds, the Class D-2 Bonds and, where the context so requires, all proceeds thereof.

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“Underlying Assets Transfer” means the transfer to the Trust, and the deposit into the Trust, of all right, title and interest of the Depositor in and to the Underlying Assets pursuant to Section 3.01(a).

“Underlying Collateral” means the “Collateral” as defined in the Underlying Indenture.

“Underlying Default” means a “Default” or an “Event of Default” as defined in the Underlying Indenture.

“Underlying Event of Default” means an “Event of Default” as defined in the Underlying Indenture.

“Underlying Final Payment Date” means the “Final Payment Date” for the Underlying Assets as defined in the Underlying Indenture.

“Underlying Indenture” means the Terms Indenture dated as of May 8, 1998, between the Underlying Owner Trustee, on behalf of the Underlying Issuer, and the Underlying Indenture Trustee, as amended from time to time.

“Underlying Indenture Trustee” means LaSalle Bank National Association, a nationally chartered bank, as indenture trustee with respect to the Underlying Assets, and any successor thereto.

“Underlying Issuer” means CRIIMI MAE Commercial Mortgage Trust, a Delaware statutory trust.

“Underlying Owner Trustee” means Wilmington Trust Company, a Delaware Corporation.

“Underlying Make-Whole Payment” means any payment of a “Make-Whole Amount” (as defined in the Underlying Indenture) received by the Trustee as holder of the Underlying Assets.

“Underlying Payment Date” means a “Payment Date” for the Underlying Assets as defined in the Underlying Indenture.

“Underlying Payments” means payments (whether of principal or interest or otherwise, but excluding any Underlying Make-Whole Payment), or proceeds of sale pursuant to Section 2.04(c), received by the Trustee as holder of the Underlying Assets; and Underlying Payments with respect to any Distribution Date means the aggregate amount of Underlying Payments so received and not theretofore distributed to Certificateholders.

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EXHIBIT A TO TRUST AGREEMENT
(FORM OF CERTIFICATE)

CRIIMI MAE CLASS D TRUST

CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR REGISTERED OR QUALIFIED UNDER ANY OTHER SECURITIES LAW.  NONE OF THE PARTIES TO THE TRUST AGREEMENT REFERRED TO BELOW IS OBLIGATED TO REGISTER OR QUALIFY, AS APPLICABLE, ANY CERTIFICATES UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAW OR TO TAKE ANY ACTION NOT OTHERWISE REQUIRED UNDER THIS AGREEMENT TO PERMIT ANY TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS CERTIFICATE OR INTEREST THEREIN WITHOUT REGISTRATION OR QUALIFICATION.

AS SET FORTH IN THE TRUST AGREEMENT REFERRED TO BELOW, THIS CERTIFICATE IS SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER.  ANY TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THIS CERTIFICATE OR INTEREST THEREIN MAY BE MADE ONLY IN COMPLIANCE WITH SUCH TRUST AGREEMENT, INCLUDING SECTION 4.08 THEREOF.

CERTIFICATE INFORMATION:

Class: [A][B]

Face Amount:  $[                ]

Certificate Number [A][B]-[    ]

Name of Certificateholder: [                         ]

Reference is made to the Trust Agreement dated as of  June 30, 2004 (the “Agreement”) between CRIIMI MAE Class D Depositor LLC (the “Depositor”) and LaSalle Bank National Association, Trustee, relating to CRIIMI MAE Class D Trust, a New York common law trust.  Terms used but not defined in this Certificate are used as defined in the Agreement.

This certifies that the Certificateholder specified above under “Certificate Information” is the registered owner of a Certificate issued under the Agreement and having the Class designation, Face Amount and Certificate number specified above under “Certificate Information”.

The Principal Balance of this Certificate is not the Face Amount of this Certificate.  Current information relating to the Principal Balance of this Certificate should be obtained by the Certificateholder hereof and any prospective transferee.

[THE CLASS A CERTIFICATES ARE SUBJECT TO OPTIONAL REPURCHASE BY THE DEPOSITOR ON ANY BUSINESS DAY ON AND AFTER THE [JUNE 2009] DISTRIBUTION DATE IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT.   UPON THE CONSUMMATION OF ANY SUCH REPURCHASE, AND REGARDLESS OF WHETHER THE CLASS A CERTIFICATES HELD BY THE PRIOR HOLDERS THEREOF (THE “REPURCHASED CERTIFICATES”) SHALL HAVE BEEN SURRENDERED TO THE TRUSTEE, SUCH REPURCHASED CERTIFICATES SHALL BE DEEMED TO HAVE BEEN

CANCELED IN EXCHANGE FOR NEW CLASS A CERTIFICATES ISSUED TO THE DEPOSITOR PURSUANT TO THE AGREEMENT, AND NO HOLDER OF SUCH REPURCHASED CERTIFICATES SHALL HAVE ANY FURTHER RIGHT TO RECEIVE ANY DISTRIBUTIONS UNDER THE AGREEMENT OTHER THAN (X) DISTRIBUTIONS THAT WOULD OTHERWISE BE MADE TO SUCH HOLDER ON THE DATE OF SUCH REPURCHASE PURSUANT TO SECTION 5.01 OF THE AGREEMENT AND (Y) THE RIGHT TO RECEIVE PAYMENT OF ITS PRO RATA SHARE OF THE OPTIONAL REPURCHASE PRICE UPON SURRENDER OF SUCH CANCELED REPURCHASED CERTIFICATE AS SET FORTH IN THE AGREEMENT.  ACCORDINGLY, PRIOR TO ACCEPTING ANY TRANSFER OF A CLASS A CERTIFICATE OR ANY INTEREST THEREIN, THE TRANSFEREE SHOULD CONFIRM WITH THE TRUSTEE THAT THE CLASS A CERTIFICATES HAVE NOT ALREADY BEEN REPURCHASED BY THE DEPOSITOR PURSUANT TO THE AGREEMENT.]*

This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement. By accepting this Certificate, the Certificateholder hereof has and shall be deemed to have acknowledged and agreed that such Certificateholder is familiar with all the terms of the Agreement and is bound by all the terms of the Agreement applicable to such Certificateholder.

If there is any conflict between any provision of this Certificate and any provision of the Agreement, the Agreement shall control to the extent of such inconsistency.

The Agreement sets forth all the economic and other rights of the Certificates, including the relative rights of the Class A Certificates and the Class B Certificates and certain indemnities, reimbursement obligations and other obligations of the Certificateholder hereof, along with certain exculpatory provisions relating to the parties to the Agreement.  Without limiting the generality of the foregoing, any distribution made with respect to this Certificate shall be made in accordance with the Agreement in the amount, on the Distribution Date and with respect to the Certificateholder of record on the Record Date in each case determined pursuant to the Agreement, and any such distribution shall be made only from the assets of the Trust available therefor in accordance with the priorities of distribution set forth in the Agreement.

THIS CERTIFICATE AND ALL RIGHTS HEREUNDER AND PROVISIONS HEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate

*  This paragraph is to be included only in the Class A Certificates.

LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee on behalf of the Trust

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION:

This is one of the Class [A] [B] Certificates referred to in the within-mentioned Agreement.

Dated:

LASALLE BANK NATIONAL ASSOCIATION,
Trustee

By:
Name:
Title:

EXHIBIT B TO TRUST AGREEMENT
(FORM OF CERTIFICATE OF TRANSFERRING CERTIFICATEHOLDER)

CRIIMI MAE CLASS D TRUST

CERTIFICATE OF TRANSFERRING CERTIFICATEHOLDER

To the Registrar under the Trust Agreement referred to below:

Reference is made to the Trust Agreement dated as of  June 30, 2004 (the “Agreement”) between CRIIMI MAE Class D Depositor LLC and LaSalle Bank National Association, Trustee, relating to CRIIMI MAE Class D Trust, a New York common law trust.  Terms used but not defined in this Transferring Certificateholder’s Certificate are used as defined in the Agreement.

This Certificate of Transferring Certificateholder relates to $[                     ] Face Amount of Class [A][B] Certificates (the “Specified Certificates”, which may be one Certificate or more than one Certificate) registered in the name of the undersigned (the “Transferring Certificateholder”).  The Transferring Certificateholder proposes to effect a Certificate Transfer with respect to the Specified Certificates to [                 ] (the “Transferee”).

The Transferring Certificateholder hereby certifies, represents and warrants to the Registrar as follows:

1.             The Transferring Certificateholder is the lawful owner of the Specified Certificates with the full right to transfer the Specified Certificates free from any and all claims and encumbrances.

2.             Neither the Transferring Certificateholder nor anyone acting on its behalf has taken any of the following actions or any other action so as to cause such action to constitute a distribution of the Specified Certificates under the Securities Act, to cause such Certificate Transfer to be a violation of Section 5 of the Securities Act or any state securities laws or to require registration or qualification of the Specified Certificates or such Certificate Transfer pursuant to the Securities Act or any state securities laws:

(a)           offered, transferred, pledged, sold or otherwise disposed of any Specified Certificate, any interest in a Specified Certificate or any other similar security to any Person;

(b)           solicited any offer to buy or accept a transfer, pledge or other disposition of any Specified Certificate, any interest in a Specified Certificate or any other similar security from any Person;

(c)           otherwise approached or negotiated with respect to any Specified Certificate, any interest in a Specified Certificate or any other similar security with any Person;

(d)           made any general solicitation with respect to any Specified Certificate, any interest in a Specified Certificate or any other similar security by means of general advertising or in any other manner; or

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(e)           taken any other action with respect to any Specified Certificate, any interest in a Specified Certificate or any other similar security.

IN WITNESS WHEREOF, this Transferring Certificateholder’s Certificate has been executed and delivered of the date set forth below.

Dated: [                   ]

[Name of Transferring Certificateholder]

By:
Name:
Title:

B-2

EXHIBIT C TO TRUST AGREEMENT
(FORM OF TRANSFEREE’S CERTIFICATE)

CRIIMI MAE CLASS D TRUST

TRANSFEREE’S CERTIFICATE

To the Registrar under the Trust Agreement referred to below:

Reference is made to the Trust Agreement dated as of  June 30, 2004 (the “Agreement”) between CRIIMI MAE Class D Depositor LLC and LaSalle Bank National Association, Trustee, relating to CRIIMI MAE Class D Trust, a New York common law trust.  Terms used but not defined in this Transferee’s Certificate are used as defined in the Agreement.

This Transferee’s Certificate relates to $[               ] Face Amount of Class [A][B] Certificates (the “Specified Certificates”, which may be one Certificate or more than one Certificate) registered in the name of [           ](the “Transferring Certificateholder”).  The Transferring Certificateholder proposes to effect a Certificate Transfer with respect to the Specified Certificates to the undersigned (the “Transferee”).

The Transferee hereby certifies, represents and warrants to the Registrar and the Depositor as follows:

1.             Either (A) the Transferee is a Qualified Institutional Buyer or (B) the Transferee is a Permitted Institutional Investor and the Certificate Transfer is otherwise exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of any applicable state securities laws (and the Transferee understands that the Trust and the Depositor have no obligation or intention to effect any registration or qualification of the Specified Certificates under any securities laws).

2.             The transferee is not a Plan or a Person who is directly or indirectly acquiring a Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee of such Certificate or interest therein has provided the Registrar and the Depositor with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Underlying Indenture Trustee and the Depositor that such Certificate Transfer and holding of such Certificate or interest therein will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code and will not subject the Trust, the Depositor, the Underlying Issuer, the Underlying Owner Trustee, the Manager (as defined in the Underlying Indenture), the Company (as defined in the Underlying Indenture), the Bond Registrar (as defined in the Underlying Indenture) or the Underlying Indenture Trustee to any obligation in addition to those undertaken in the Underlying Indenture or this Agreement, as applicable.

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3.             The attached Transferee’s Questionnaire has been completed so as to be true, accurate and complete.

4.             The Transferee has carefully read and understands the final private offering memorandum dated May 6, 1998 relating to the CRIIMI MAE Commercial Mortgage Trust Commercial Mortgage Bonds, Series 1998-C1. including without limitation the “Risk Factors” section in such offering memorandum, and has based its decision to hold the Certificates upon the information contained therein and not upon any other information, if any, provided to it with respect to the Underlying Assets.  The Transferee has also been furnished with all information regarding (a) the Certificates and payments thereon, (b) the nature and performance of the Certificates and (c) the Trust Agreement, that it has requested.

5.             The Transferee is aware that the sale to it of the Specified Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Specified Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Specified Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) as evidenced by an Opinion of Counsel, to another Permitted Institutional Investor pursuant to another exemption from registration under the Securities Act.

IN WITNESS WHEREOF, this Transferring Certificateholder’s Certificate has been executed and delivered of the date set forth below.

Dated: [                     ]

[Name of Transferee]

By:
Name:
Title:

C-2

CRIIMI MAE CLASS D TRUST

TRANSFEREE’S QUESTIONNAIRE
ACCOMPANYING TRANSFEREE’S CERTIFICATE

Note:  This Transferee’s Questionnaire must be completed and attached to the related Transferee’s Certificate.

A.            Status as “Permitted Institutional Investor”

Please check the applicable statement:

The Transferee is:

(1)                        a “qualified institutional buyer” as defined in Rule 144A under the Securities Act; or

(2)                        an “accredited investor” as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

B.            Status as “Qualified Institutional Buyer”

If the Transferee has indicated that it is a qualified institutional buyer above, the Transferee certifies that (i) the Transferee owned and/or invested on a discretionary basis $                        (1)in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A under the Securities Act) and (ii) the Transferee satisfies the criteria in the category marked below.

☐            Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

☐            Bank.  The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

☐            Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any

(1)           Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Bond in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

☐            Broker-dealer.  The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

☐            Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

☐            State or Local Plan.  The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

☐            ERISA Plan.  The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

☐            Investment Advisor.  The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

☐            Other.  (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A of the Securities Act pursuant to which it qualifies)

3.             The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4.             For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.             The Transferee acknowledges that it is familiar with Rule 144A of the Securities Act and understands that the Transferring Certificateholder and other parties related to the Specified Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

☐	☐	Will the Transferee be purchasing the Specified Certificates
Yes	No	only for the Transferee’s own account?

6.             If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

C.            Other Certifications for all Transferees

1.             a.             Is the Transferee an insurance company acquiring its Certificates with the assets of its general account?

☐	Yes
☐	No

b.             If the Transferee answers “Yes” to (a) above, does the percentage of the reserves and liabilities of such general account that are held on behalf of any ERISA Plan (i.e., an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title 1 of ERISA) or another Plan (i.e., a “plan” as defined in and subject to Section 4975 of the Code) or an entity the underlying assets of which include the assets of any such ERISA Plan or other Plan exceed 10% of the total reserves and liabilities of such general account as determined in accordance with Department of Labor Prohibited Class Exemption 95-60?

☐	Yes
☐	No

NOTE:            If the Transferee answers “Yes” to (3)(b) above, the Certificate Transfer may not occur.  From time to time after the Certificate Transfer, the Transferee shall provide to the Registrar an accurately updated answer to 3(b) above.

If the Transferee is acting for the account of another Person, set forth below is a list of each such other Person, and attached hereto is a completed Transferee’s Questionnaire for each such other Person.

D.            General Information

Wire Instructions for Payments:

Bank:

Address:

Bank ABA #:

Account No.:

FAO:

Attention:

Address for Notices:

Tel:

Fax:

Attn.:

Registered Name (if Nominee):

EXHIBIT D TO TRUST AGREEMENT

(FORM OF INITIAL CERTIFICATE

HOLDER’S REPRESENTATION LETTER)

CRIIMI MAE CLASS D TRUST

INITIAL CERTIFICATEHOLDER’S REPRESENTATION LETTER

[Date]

Re:          Class A and B Certificates of CRIIMI MAE Class D Trust

Ladies and Gentlemen:

In connection with the proposed transfer to us of U.S. $[       ] face amount of Class A Certificates and U.S. $[     ] face amount of Class B Certificates of CRIIMI MAE Class D Trust (the “Issuer”), pursuant to Section 4.02 of the Trust Agreement (the “Trust Agreement”) dated as of June 30, 2004 between CRIIMI MAE Class D Depositor LLC (the “Depositor”), and LaSalle Bank National Association, Trustee (the “Trustee”), we (the “Initial Certificateholder”) acknowledge, represent, agree and confirm, as of the date hereof, for your benefit and the benefit of the Issuer and its counsel, that:

1.             Either (a) the Initial Certificateholder is a Qualified Institutional Investor or (b)  a Permitted Institutional Investor and the transfer of the Certificates to the Initial Certificateholder is otherwise exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of any applicable state securities laws (and the Initial Certificateholder understands that neither the Trust nor the Depositor have any obligation or intention to effect any registration or qualification of the Certificates under any securities laws).

2.             Either (a) the Initial Certificateholder is not an ERISA Plan (i.e., an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title 1 of ERISA) or another Plan (i.e., a “plan” as defined in and subject to Section 4975 of the Code), a governmental plan that is subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or an entity the underlying assets of which include the assets of any such ERISA Plan, other Plan or governmental plan or (b) the Initial Certificateholder’s acquisition, holding and disposition of the Certificate will not result in a prohibited transaction or excise tax, as applicable, under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental plan, any substantially similar federal, state or local law) for which an exemption is not available.

3.             The attached Initial Certificateholder Questionnaire has been completed so as to be true, accurate and complete.

4.             The Initial Certificateholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Certificates, and the Initial Certificateholder and any accounts for which it is acting are each able to bear the economic risk of investing in the Certificates and can afford the complete loss of such investment.

D-1

5.             The Initial Certificateholder has carefully read and understands the final private offering memorandum dated May 6, 1998 relating to the CRIIMI MAE Commercial Mortgage Trust Commercial Mortgage Bonds, Series 1998-C1. including without limitation the “Risk Factors” section in such offering memorandum, and has based its decision to hold the Certificates upon the information contained therein and not upon any other information, if any, provided to it with respect to the Underlying Assets.  The Initial Certificateholder has also been furnished with all information regarding (a) the Certificates and payments thereon, (b) the nature and performance of the Certificates and (c) the Trust Agreement, that it has requested.

6.             The Initial Certificateholder will not, at any time, offer to buy or offer to sell the Certificates by any form of general solicitation or advertising, including, but nor limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising.

7.             The Initial Certificateholder understands that prior to any proposed transfer of Certificates, it may be required to furnish to the Issuer such certifications, legal opinions or other information as it may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

8.             The Initial Certificateholder shall preserve copies of this letter and all related letters, certificates, legal opinions, notices and other documents, and upon request shall furnish you with copies thereof.  You are entitled to rely on such documents, and we irrevocably authorize you to produce such documents in connection with any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

9.             Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

[Name of Initial Certificateholder]

By:
Name:
Title:

D-2

CRIIMI MAE CLASS D TRUST

INITIAL CERTIFICATEHOLDER’S QUESTIONNAIRE
ACCOMPANYING THE INITIAL CERTIFICATEHOLDER’S
REPRESENTATION LETTER

Note:  This Initial Certificateholder’s Questionnaire must be completed and attached to the related Initial Certificateholder’s Representation Letter.

A.            Status as “Permitted Institutional Investor”

Please check the applicable statement:

The Initial Certificateholder is:

(1)                        a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.;

(2)                        an “accredited investor” as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

B.            Other Certifications for all Initial Certificateholders

1.             a.             Is the Initial Certificateholder an insurance company acquiring its Certificates with the assets of its general account?

☐	Yes
☐	No

b.             If the Initial Certificateholder answers “Yes” to (a) above, does the percentage of the reserves and liabilities of such general account that are held on behalf of any ERISA Plan (i.e., an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title 1 of ERISA) or another Plan (i.e., a “plan” as defined in and subject to Section 4975 of the Code) or an entity the underlying assets of which include the assets of any such ERISA Plan or other Plan exceed 10% of the total reserves and liabilities of such general account as determined in accordance with Department of Labor Prohibited Class Exemption 95-60?

☐	Yes
☐	No

NOTE:            If the Initial Certificateholder answers “Yes” to (3)(b) above, the Certificate Transfer may not occur.  From time to time after the Certificate Transfer, the Initial Certificateholder shall provide to the Registrar an accurately updated answer to 3(b) above.

DQ-1

If the Initial Certificateholder is acting for the account of another Person, set forth below is a list of each such other Person, and attached hereto is a completed Initial Certificateholder’s Questionnaire for each such other Person.

C.            General Information

Wire Instructions for Payments:

Bank:

Address:

Bank ABA #:

Account No.:

FAO:

Attention:

Address for Notices:

Tel:

Fax:

Attn.:

Registered Name (if Nominee):

DQ-2

EXHIBIT E TO TRUST AGREEMENT

(CERTIFICATION OF CRIIMI MAE INC.)

CRIIMI MAE CLASS D TRUST

CERTIFICATION

[Date]

Ladies and Gentlemen:

In connection with the proposed transfer by us of U.S. $[   ] face amount of Class B Certificates of CRIIMI MAE Class D Trust to [                  ] (the “Proposed Transfer”), pursuant to Section 4.02 of the Trust Agreement dated as of June 30, 2004 between CRIIMI MAE Class D Depositor LLC, and LaSalle Bank National Association, Trustee, we represent and confirm, as of the date hereof, that the Proposed Transfer by us is being made in connection with (x) a pledge by us or any of our subsidiaries to secure indebtedness of CRIIMI MAE Inc. or one or more of our subsidiaries or any repurchase transaction treated as indebtedness of CRIIMI MAE Inc. or any such subsidiary for federal income tax purposes or (y) a sale of the Class B Certificates by the related lender under the related pledge or repurchase transaction described in clause (x) upon a default under any such indebtedness.

9.             Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

CRIIMI MAE INC.

By:
Name:
Title:

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